Rule 497(e)

Registration No. 002-85030

1940 Act File No. 811-03851

NICHOLAS II, INC.

Supplement Dated September 4, 2002

To The Statement of Additional Information,

Dated January 31, 2002

Effective as of July 19, 2002, the Board of Directors of Nicholas II, Inc. (the "Fund") approved a change in the Fund's independent public accountants from Arthur Andersen LLP to Ernst & Young LLP.  Accordingly, the discussion in the Fund's Statement of Additional Information, dated January 31, 2002, under the heading "INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL" is replaced with the following:

Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202 served as the Fund's independent public accountants for the fiscal year ended September 30, 2001. For the fiscal year ended September 30, 2002, the Fund's independent public accountants are Ernst & Young LLP, 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202.